UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 30, 2009

KEMET Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-20289	57-0923789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2835 KEMET Way, Simpsonville, SC		29681
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (864) 963-6300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

On September 30, 2009, KEMET Corporation (the “Company”) entered into Amendment No. 2 (the “K Financing Amendment”) to the Amended and Restated Credit Agreement, dated as of June 7, 2009, by and among the Company, K Financing, LLC and the other parties thereto (the “Amended and Restated Credit Facility”).  Under the terms of the K Financing Amendment, the definition of “Test Period” under the Amended and Restated Credit Facility is amended to eliminate the inclusion of the Company’s fiscal quarter ended June 30, 2009 in the calculation of the Consolidated Fixed Charge Coverage Ratio financial covenant.

In addition, on October 1, 2009, the Company entered into an amendment, effective as of September 30, 2009 (the “UniCredit Amendment”), to the September 29, 2008 EUR 60.0 million credit facility agreement, as amended (the “September 29, 2008 Facility”) between the Company and UniCredit Corporate Banking S.p.A. (“UniCredit”), a financial institution headquartered in Italy and part of the Milan-based UniCredit Group.  Under the terms of the UniCredit Amendment, the scheduled amortization of the remaining principal balance of EUR 54.2 million under the September 29, 2008 Facility is modified, including through the addition of an October 1, 2009 principal installment; the definition of “Test Period” is amended to eliminate the inclusion of the Company’s fiscal quarter ended June 30, 2009 in the calculation of the Consolidated Fixed Charge Coverage Ratio financial covenant; and the Company is prohibited from amending or entering into certain third-party loan agreements without, respectively, securing the prior written consent of, or providing prior written notice to, UniCredit.  In connection with the UniCredit Amendment, the Company simultaneously executed a fee letter in which it agrees to pay to UniCredit an amendment fee and reimburse it for certain legal expenses incurred in relation to the UniCredit Amendment.

Item 9.01 – Financial Statements and Exhibits

(d)                           Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Amended and Restated Credit Agreement entered into on June 7, 2009, by and among the Company, K Financing, LLC and other parties thereto, dated September 30, 2009.

10.2

Amendment to the Loan Agreement by Certified Private Agreement entered into September 29, 2008 by and between UniCredit Corporate Banking S.p.A. and the Company, dated October 1, 2009 (English translation).

99.1	Fee Letter dated October 1, 2009 by the Company to UniCredit Corporate Banking S.p.A. (English translation).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2009

KEMET Corporation

	By:	/s/ WILLIAM M. LOWE, JR.
	Name:	William M. Lowe, Jr.
Executive Vice President and
Chief Financial Officer